UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2023

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Performance Incentive Plan

Healthpeak Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on April 27, 2023. At the Annual Meeting, as discussed below, the Company’s stockholders approved the 2023 Performance Incentive Plan (the “2023 Plan”). The 2023 Plan was described in the section titled “Approval of the Healthpeak Properties, Inc. 2023 Performance Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”), which section is incorporated herein by reference. The 2023 Plan was approved, subject to stockholder approval, by the Board of Directors of the Company on February 2, 2023. In connection with stockholder approval of the 2023 Plan, the Company will no longer grant new awards under its Amended and Restated 2014 Performance Incentive Plan.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, 482,819,938 shares of the Company’s common stock, which represented approximately 88.27% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results for the five proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Proxy Statement.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company, each having received the affirmative vote of a majority of the votes cast.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Scott M. Brinker	454,024,721	3,612,326	255,283	24,927,608	99.21%
Brian G. Cartwright	448,474,915	8,150,208	1,267,207	24,927,608	98.22%
James B. Connor	455,966,627	1,661,176	264,527	24,927,608	99.64%
Christine N. Garvey	426,705,949	30,955,996	230,385	24,927,608	93.24%
R. Kent Griffin, Jr.	451,536,781	6,099,344	256,205	24,927,608	98.67%
David B. Henry	424,762,327	32,867,556	262,447	24,927,608	92.82%
Sara G. Lewis	444,995,324	12,668,029	228,977	24,927,608	97.23%
Katherine M. Sandstrom	449,742,657	7,921,963	227,710	24,927,608	98.27%

Proposal 2. The advisory vote to approve 2022 executive compensation was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
420,443,636	35,511,510	1,937,184	24,927,608	92.21%

Proposal 3. The frequency of future advisory votes on executive compensation was approved at “one year,” which was the frequency selected by a majority of the Company’s stockholders.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes	% of Votes Cast Supporting One Year
440,119,171	300,304	16,953,294	519,561	24,927,608	96.23%

Based on the voting results for Proposal 3, the Company intends to include an advisory vote on executive compensation every year in its proxy materials for each annual meeting of stockholders.

Proposal 4. The 2023 Plan was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
415,110,863	42,146,593	634,874	24,927,608	90.78%

Proposal 5. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
469,781,033	12,784,245	254,660	N/A	97.35%

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Healthpeak Properties, Inc. 2023 Performance Incentive Plan.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2023

Healthpeak Properties, Inc.

By:	/s/ Jeffrey H. Miller
Jeffrey H. Miller
General Counsel